Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations
Business Combinations

23.  Business Combinations

MWM Holding GmbH (MWM)

On October 31, 2011, we acquired 100 percent of the equity in privately held MWM Holding GmbH (MWM).  Headquartered in Mannheim, Germany, MWM is a global supplier of sustainable, natural gas and alternative-fuel engines.  With the acquisition of MWM, Caterpillar expects to expand customer options for sustainable power generation solutions.  The preliminary purchase price, net of $94 million of acquired cash, was approximately $774 million (€574 million).  The purchase price included preliminary net working capital and other purchase price adjustments anticipated to be finalized in the first quarter of 2012. The transaction was financed with available cash.  Tangible assets acquired of $535 million, recorded at their fair values, primarily were cash of $94 million, receivables of $96 million, inventories of $205 million and property, plant and equipment of $108 million.  Finite-lived intangible assets acquired of $221 million were primarily related to customer relationships and also included intellectual property and trade names.  The finite lived intangible assets are being amortized on a straight-line basis over a weighted average amortization period of approximately 10 years.  Liabilities assumed of $275 million, recorded at their fair values, primarily included accounts payable of $77 million, net deferred tax liabilities of $67 million and advance payments of $43 million.  Goodwill of $387 million, approximately $90 million of which is deductible for income tax purposes, represents the excess of cost over the fair value of the net tangible and intangible assets acquired.  Factors that contributed to a purchase price resulting in the recognition of goodwill include MWM’s strategic fit into our product and services portfolio, aftermarket support opportunities and the acquired assembled workforce.  These values represent a preliminary allocation of the purchase price subject to finalization of post-closing procedures.  The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the “Power Systems” segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

Pyroban Group Limited

In August 2011, we acquired 100 percent of the stock of Pyroban Group Limited (Pyroban) for approximately $69 million.  Pyroban is a leading provider of explosion protection safety solutions to the oil, gas, industrial and material handling markets headquartered in the United Kingdom with additional locations in the Netherlands, France, Singapore and China.  We expect this acquisition will allow us to grow our existing position in the oil and gas industry and provide further differentiation versus competition.

The transaction was financed with available cash.  Net tangible assets acquired and liabilities assumed of $5 million were recorded at their fair values.  Finite-lived intangible assets acquired of $41 million included customer relationships and trademarks are being amortized on a straight-line basis over a weighted-average amortization period of approximately 15 years.  Goodwill of $23 million, non-deductible for income tax purposes, represents the excess of cost over the fair value of net tangible and finite-lived intangible assets acquired.  The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and reported in the “Power Systems” segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

Bucyrus International, Inc.

On July 8, 2011, we completed our acquisition of Bucyrus International, Inc. (Bucyrus).  Bucyrus is a designer, manufacturer and marketer of mining equipment for the surface and underground mining industries.  The total purchase price was approximately $8.8 billion, consisting of $7.4 billion for the purchase of all outstanding shares of Bucyrus common stock at $92 per share and $1.6 billion of assumed Bucyrus debt, substantially all of which was repaid subsequent to closing, net of $0.2 billion of acquired cash.

We funded the acquisition using available cash, commercial paper borrowings and approximately $4.5 billion of long-term debt issued in May 2011.  On May 24, 2011, we issued $500 million of Floating Rate Senior Notes (Three-month USD LIBOR plus 0.10%) due in 2012 and $750 million of Floating Rate Senior Notes (Three-month USD LIBOR plus 0.17%) due in 2013.  The interest rates for the Floating Rate Senior Notes will be reset quarterly.  We also issued $750 million of 1.375% Senior Notes due in 2014, $1.25 billion of 3.90% Senior Notes due in 2021, and $1.25 billion of 5.20% Senior Notes due in 2041.  The Notes are unsecured obligations of Caterpillar and rank equally with all other senior unsecured indebtedness.

In December 2011, we finalized the first in a series of divestitures of the Bucyrus distribution business.  The following disclosures do not reflect the impact of these divestitures (see Bucyrus Distribution Divestiture Note 25 for additional discussion).

Bucyrus contributed sales of $2,524 million and a pretax loss of $403 million (inclusive of deal-related and integration costs) from July 8, 2011 to December 31, 2011.  The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the “Resource Industries” segment in Note 22.  For the year ended December 31, 2011, we recorded $373 million in costs related to the acquisition of Bucyrus.  These acquisition related costs include consulting, legal and advisory fees, severance costs and financing costs.

The following table summarizes the assets acquired and liabilities assumed as of the acquisition date at estimated fair value.  These values represent a revision to the initial allocation of the purchase price subject to finalization of post-closing procedures.  The purchase accounting summarized below is preliminary and is subject to further analysis. Receipt of additional information to complete such analysis and finalization of the valuation is still in process. The acquisition accounting adjustments and fair value adjustments are based on analysis performed on information as of the acquisition date that was available through December 31, 2011 and will be updated through the measurement period, if necessary.

	July 8, 2011
(Millions of dollars)	Initial	Revised
Assets
Cash	$203	$204
Receivables — Trade & Other	693	689
Prepaid expenses	154	161
Inventories	2,305	2,248
Property, plant and equipment — net	692	699
Intangible assets	3,901	3,901
Goodwill	5,263	4,616
Other assets	48	79
Liabilities
Short-term borrowings	24	24
Current portion - long-term debt	16	16
Accounts payable	444	465
Accrued expenses	405	427
Customer advances	668	668
Other current liabilities	426	78
Long-term debt	1,514	1,528
Other liabilities	2,308	1,937
Net assets acquired	$7,454	$7,454

During the three months ended December 31, 2011 goodwill was reduced by $647 million, the net result of purchase accounting adjustments to the fair value of acquired assets and assumed liabilities.  These adjustments primarily included a reduction to goodwill to reflect the tax consequences of the expected reversal of differences in the U.S. GAAP and tax basis of assets and liabilities.

The following table is a summary of the fair value estimates of the acquired identifiable intangible assets, weighted—average useful lives, and balance of accumulated amortization as of December 31, 2011:

(Millions of dollars)	Estimated fair value of asset /(liability)	Weighted-average useful life (in years)	Accumulated amortization
Customer relationships	$2,337	15	$75
Intellectual property	1,489	12	58
Other	75	4	10
Total	$3,901	14	$143

The identifiable intangibles recorded as a result of the acquisition have been amortized from the acquisition date. Amortization expense related to intangible assets was $143 million in 2011. Estimated aggregate amortization expense for the five succeeding years and thereafter is as follows:

(Millions of dollars)

2012	2013	2014	2015	2016	Thereafter
$299	$299	$299	$290	$280	$2,291

Goodwill in the amount of $4,616 million was recorded for the acquisition of Bucyrus and is included in the Resource Industries segment.  Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the estimated future economic benefits arising from other assets acquired that could not be individually identified and separately recognized.  Goodwill will not be amortized, but will be tested for impairment at least annually.  Approximately $500 million of the goodwill is deductible for tax purposes.  Goodwill largely consists of expected synergies resulting from the acquisition.  Key areas of expected cost savings include elimination of redundant selling, general and administrative expenses and increased purchasing power for raw materials and supplies.  We also anticipate the acquisition will produce growth synergies as a result of the combined businesses’ broader product portfolio in the mining industry.

A single estimate of fair value results from a complex series of judgments about future events and uncertainties and relies heavily on estimates and assumptions.  The judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact our results of operations.

The unaudited pro forma results presented below include the effects of the Bucyrus acquisition as if it had occurred as of January 1, 2010.  The unaudited pro forma results reflect certain adjustments related to the acquisition, such as the amortization associated with estimates for the acquired intangible assets, fair value adjustments for inventory, contracts and the impact of acquisition financing.  The 2011 supplemental pro forma earnings were adjusted to exclude $373 million of acquisition related costs, including consulting, legal and advisory fees, severance costs and financing expense prior to debt issuance.  The 2011 supplemental pro forma earnings were adjusted to exclude $303 million of nonrecurring expense related to the fair value adjustment to acquisition-date inventory and $25 million acceleration of Bucyrus stock compensation expense.  The 2010 supplemental pro forma earnings were adjusted to include acquisition related costs and fair value adjustments to acquisition-date inventory.

The pro forma results do not include any anticipated synergies or other expected benefits of the acquisition.  Accordingly, the unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the acquisition been completed on the dates indicated.

	Years ended December 31,
(Dollars in millions except per share data)	2011	2010
Total Sales and revenues	$62,281	$46,239
Profit (loss)	$5,401	$2,385
Profit (loss) per common share	$8.37	$3.78
Profit (loss) per common share — diluted	$8.11	$3.67

Balfour Beatty’s Trackwork Business

In May 2011, we acquired 100 percent of the assets and certain liabilities of the United Kingdom trackwork business from Balfour Beatty Rail Limited for approximately $60 million.  The trackwork division specializes in the design and manufacture of special trackwork and associated products for the United Kingdom and international rail markets.  The acquisition supports our strategic initiative to expand the scope and product range of our rail business.

The transaction was financed with available cash.  Tangible assets acquired of $82 million, recorded at their fair values, included receivables of $18 million, inventory of $12 million, and property, plant and equipment of $52 million.  Liabilities assumed of $22 million, recorded at their fair values, primarily were accounts payable of $10 million and accrued expenses of $10 million.  The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the “Power Systems” segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

Electro-Motive Diesel, Inc.

In August 2010, we acquired 100 percent of the equity in privately held Electro-Motive Diesel, Inc. (EMD) for approximately $901 million, consisting of $928 million paid at closing less a final net working capital adjustment of $27 million received in the fourth quarter of 2010.  Headquartered in LaGrange, Illinois with additional manufacturing facilities in Canada and Mexico, EMD designs, manufactures and sells diesel-electric locomotives for commercial railroad applications and sells its products to customers throughout the world.  EMD has a significant field population in North America and throughout the world supported by an aftermarket business offering customers replacement parts, maintenance solutions, and a range of value-added services.  EMD is also a global provider of diesel engines for marine propulsion, offshore and land-based oil well drilling rigs, and stationary power generation.  The acquisition supports our strategic plan to grow our presence in the global rail industry.  We expect the EMD acquisition to enable us to provide rail and transit customers a range of locomotive, engine and emissions solutions, as well as aftermarket product and parts support and a full line of rail-related services and solutions.

The transaction was financed with available cash.  Tangible assets acquired of $890 million, recorded at their fair values, primarily were receivables of $186 million, inventories of $549 million and property, plant and equipment of $131 million.  Finite-lived intangible assets acquired of $329 million were primarily related to customer relationships and also included intellectual property and trade names.  The finite-lived intangible assets are being amortized on a straight-line basis over a weighted-average amortization period of approximately 15 years.  An additional intangible asset acquired of $18 million, related to in-process research and development, is considered indefinite-lived until the completion or abandonment of the development activities. Liabilities assumed of $518 million, recorded at their fair values, primarily included accounts payable of $124 million and accrued expenses of $161 million. Additionally, net deferred tax liabilities were $104 million.  Goodwill of $286 million, substantially all of which is non-deductible for income tax purposes, represents the excess of cost over the fair value of the net tangible and intangible assets acquired.  Factors that contributed to a purchase price resulting in the recognition of goodwill include EMD’s strategic fit into our product and services portfolio, aftermarket support opportunities and the acquired assembled workforce. The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the “Power Systems” segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

FCM Rail Ltd.

In May 2010, we acquired 100 percent of the equity in privately held FCM Rail Ltd. (FCM) for approximately $97 million, including the assumption of $59 million in debt.  We paid $32 million at closing and an additional $1 million post-closing adjustment paid in October 2010.  There is also an additional $5 million to be paid by May 2012.  FCM is one of the largest lessors of maintenance-of-way (MOW) equipment in the United States, and is located in Fenton, Michigan.  This acquisition strengthens Progress Rail’s position in the MOW industry by expanding its service offerings.

The transaction was financed with available cash. Tangible assets acquired of $93 million, primarily consisting of property, plant and equipment, were recorded at their fair values.  Finite-lived intangible assets acquired of $10 million related to customer relationships are being amortized on a straight-line basis over 15 years.  Liabilities assumed of $82 million, including $59 million of assumed debt, were recorded at their fair values.  Goodwill of $17 million, non-deductible for income tax purposes, represents the excess of cost over the fair value of net tangible and finite-lived intangible assets acquired. The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and reported in the “Power Systems” segment in Note 22. Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

GE Transportation’s Inspection Products Business

In March 2010, we acquired the Inspection Products business from GE Transportation’s Intelligent Control Systems division for approximately $46 million, which includes $1 million paid for post-closing adjustments.  The acquired business has operations located primarily in the United States, Germany and Italy that design, manufacture and sell hot wheel and hot box detectors, data acquisition systems, draggers and other related inspection products for the global freight and passenger rail industries. The acquisition supports our strategic initiative to expand the scope and product range of our rail signaling business and will provide a foundation for further global expansion of this business.

The transaction was financed with available cash.  Tangible assets acquired of $12 million and liabilities assumed of $9 million were recorded at their fair values.  Finite-lived intangible assets acquired of $28 million related to customer relationships and intellectual property are being amortized on a straight-line basis over a weighted-average amortization period of approximately 13 years.  Goodwill of $15 million, approximately $8 million of which is deductible for income tax purposes, represents the excess of cost over the fair value of the net tangible and finite-lived intangible assets acquired. The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and are reported in the “Power Systems” segment in Note 22.  Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.

JCS Company, Ltd.

In March 2010, we acquired 100 percent of the equity in privately held JCS Company Ltd. (JCS) for approximately $34 million, consisting of $32 million paid at closing and an additional $2 million post-closing adjustment paid in June 2010.  Based in Pyongtaek, South Korea, JCS is a leading manufacturer of centrifugally cast metal face seals used in many of the idlers and rollers contained in our undercarriage components. JCS is also a large supplier of seals to external customers in Asia and presents the opportunity to expand our customer base. The purchase of this business provides Caterpillar access to proprietary technology and expertise, which we will be able to replicate across our own seal production processes.

The transaction was financed with available cash.  Tangible assets acquired of $22 million and liabilities assumed of $8 million were recorded at their fair values. Finite-lived intangible assets acquired of $12 million related to intellectual property and customer relationships are being amortized on a straight-line basis over a weighted-average amortization period of approximately 9 years. Goodwill of $8 million, non-deductible for income tax purposes, represents the excess of cost over the fair value of net tangible and finite-lived intangible assets acquired.  The results of the acquired business for the period from the acquisition date are included in the accompanying consolidated financial statements and reported in the “All Other” category in Note 22. Assuming this transaction had been made at the beginning of any period presented, the consolidated pro forma results would not be materially different from reported results.